UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

CAPITAL FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(IRS Employer Identification No.)

1821 Burdick Expressway W, Minot, North Dakota	58701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (701) 837-9600

(1 N Main St, Minot, North Dakota 58703)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Concurrent with this Report, the Company issued a press release entitled “Capital Financial Holdings, Inc. Announces Capital Dividend” announcing that the Board of Directors approved a cash capital dividend of $50.00 per share payable on the company’s common stock. The dividend is payable December 28, 2017 to shareholders of record as of the record date, December 12, 2017. The ex-dividend date for the dividend is December 8, 2017.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL FINANCIAL HOLDINGS, INC.

By: /s/ Gordon Dihle
Gordon Dihle
CEO & President

Dated: November 30, 2017

3